UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 11, 2005
JOHNSON CONTROLS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010

(State or other jurisdiction of	Commission File Number	(I.R.S. Employer
incorporation)		Identification No.)

5757 N. Green Bay Avenue
P.O. Box 591
Milwaukee, Wisconsin	53201

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (414) 524-1200

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE
Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release dated October 11, 2005 reporting that the registrant expects to sustain double-digit earnings growth through 2006 and 2007.
Attached and incorporated herein by reference as Exhibit 99.2 is a copy of the slide presentation for the Strategic Review and 2006 Outlook presentation to analysts to be held on October 11, 2005 at 8:30 am Eastern.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits:
99.1	Press release issued by the registrant on October 11, 2005.

99.2	Slide presentation for the Strategic Review and 2006 Outlook presentation to analysts on October 11, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.

BY:	/s/ Jeffrey Augustin

Jeffrey Augustin
Vice President and
Corporate Controller
Date: October 11, 2005

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